SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2024
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

15.	SUBSEQUENT EVENTS

On April 18, 2024, the Company announced it had secured a 12 month term loan for proceeds of C$2,000. The loan bears interest at a rate of 12% per annum of which the principal and interest is due 12 months from March 5, 2024.. The Company has agreed to issue 800,000 warrants exercisable into common shares at a price of C$1.15 per common share for 12 months. The warrants and any common shares issued on exercise thereof, will bear a hold period of four months and one day from the date of issuance of the warrants.

Proceeds of C$2,000 were received prior to March 31, 2024, before the agreement was executed by both parties in April 2024. Accordingly, the C$2,000 is reflected in the cash and cash equivalents and accounts payable and accrued liabilities balance as at March 31, 2024.

Subsequent to March 31, 2024, the Company received an extension of its $30 million facility and its C$10 million facility (Note 5) with the facilities set to be renewed, at the discretion of the lender, on July 16, 2024. The facility may be renewed on a yearly basis at the discretion of the lender.

Subsequent to March 31, 2024, the repayment terms for the C$11,948 unsecured debenture (Note 7) was amended with principal of C$87 paid in April and C$87 due in July of 2024, with the remaining principal and all accrued interest due on October 4, 2024.